UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

INDIA GLOBALIZATION CAPITAL, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland 20814

(Address of principal executive offices)    (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On January 18, 2022, the Board of Directors (the “Board”) of India Globalization Capital Inc. (the “Company” or “IGC”) appointed former Congressman Jim Moran (“Congressman Moran”) to serve on the Board as a Class C director.

Congressman Moran will serve as an independent Class C director until the Company’s 2022 annual meeting of stockholders or upon the election and qualification of successor directors, his earlier death, resignation, or removal. At the 2022 stockholders meeting, the Company plans to nominate him for election, and, if elected, he will serve for three years until the 2025 annual meeting.

Based on the director independence listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, the Board affirmatively determined that Congressman Moran is independent. There is no arrangement or understanding pursuant to which Congressman Moran was appointed to the Board, and there are no related party transactions between the Company and Congressman Moran that would require disclosure under Item 404(a) of Regulation S-K.

Congressman Moran’s compensation will be consistent with the Company’s standard compensation for non-employee directors. As a new non-employee director, Congressman Moran was granted 150,000 Restricted Stock Units (“RSUs”) of the Company’s common stock. Of these, 50,000 RSUs vest immediately while the remaining 100,000 RSUs vest in equal annual installments over two years. In addition, the Company entered into a Board of Directors Agreement with Congressman Moran in connection with his appointment to the Board, the form of which is filed herewith.

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, the Company issued a press release announcing Congressman Moran’s appointment to the Board as discussed in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	IGC Board of Directors Agreement Form*
99.1	Press release issued by India Globalization Capital, Inc. on January 18, 2022.*
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Dated: January 18, 2022	By:	/s/ Claudia Grimaldi
Name: Claudia Grimaldi
Title: Vice President and PFO